EXHIBIT 10.4

AMENDMENT AGREEMENT TO ASSET TRANSFER AGREEMENT – SHENFU AREA BETWEEN CHEVRONTEXACO CHINA ENERGY COMPANY, PACIFIC ASIA PETROLEUM, LTD. AND PACIFIC ASIA PETROLEUM, INC. DATED SEPTEMBER 7, 2007, REGARDING THE SALE OF PARTICIPATING INTEREST IN THE PRODUCTION SHARING CONTRACT IN RESPECT OF THE RESOURCES IN THE SHENFU AREA

THIS AMENDMENT AGREEMENT is made and entered into the 24th day of April, 2008 between CHEVRONTEXACO CHINA ENERGY COMPANY, incorporated under the laws of Mauritius (“CTCEC”), PACIFIC ASIA PETROLEUM, INC (“PAP Inc”) incorporated under the laws of Delaware, the United States of America and PACIFIC ASIA PETROLEUM, LTD, incorporated under the laws of Hong Kong (“PAPL”), (together the “Parties”).

WHEREAS on March 28, 2008 CTCEC notified CUCBM on behalf of BHP BILLITON WORLD EXPLORATION INC ("BHPB") and CTCEC of the relinquishment of BHPB Farmout Area effective March 31, 2008; and

WHEREAS CUCBM accepted the relinquishment of the BHPB Farmout Area and agreed the retained Shenfu Area consisted of 1826.099 sq km being the SGE Farmout Area; and

WHEREAS further to the Asset Transfer Agreement for the sale of CTCEC’s participating interest in the production sharing contract in respect of the resource in the Shenfu Area made between CTCEC, PAPL and PAP Inc dated 7th September 2007 (the “Agreement”), the Parties agree as follows:

1.

The Parties hereby agree to the immediate relinquishment of the BHPB Farmout Area and undertake to take all action necessary to achieve this objective.

2.

In respect of the Agreement the following amendments are hereby agreed:

a.

Recital A is amended to read "The Vendor owns a 50% interest in the Contractor's interest in the Shenfu PSC with respect to the SGE Farmout Area."

b.

The definition of "Adjustment Amount" is amended to read "means any difference between the Purchaser Account and the Vendor Account as determined under clause 7, however, no amounts shall be charged to either the Vendor Account or the Purchaser Account as they relate to the BHPB Farmout Area such that there shall be no Adjustment Amount in respect of the BHPB Farmout Agreement for the purposes of clause 7."

c.

The definition "BHPB Deed of Novation" is deleted and all references to "BHPB Deed of Novation" are deleted from the Agreement.

d.

The definition of "Completion" is amended to read: "means completion of the sale and purchase of the Sale Interest under this Agreement other than the payment of the Purchase Price which shall occur on the Payment Date."

e.

The definition of "Participating Interest" is amended to read "means the Vendor's interest in the rights and obligations of the Contractor under the Shenfu PSC or derived from the Shenfu PSC, being 50% with respect to the SGE Farmout Area."

f.

Insert the following definition:

""Payment Date" means 6 November 2008 (or such earlier date as agreed in writing between the parties)."

g.

Clause 4.1 is amended by replacing the words "nine months" with "fourteen months".

h.

Add the following paragraph at the end of clause 5.3:

"Subject to Completion occurring, on the Payment Date the Purchaser shall pay to the Vendor (or as it may direct before the Payment Date) by electronic transfer in immediately available funds to an account nominated in writing by the Vendor to the Purchaser at least five Business Days before the Payment Date an amount equal to the Purchase Price, less the Deposit."

i.

Clause 6.2 is amended to read in its entirety as follows:

"6.2

Purchaser Completion Steps

On Completion, after satisfaction of the Vendor's obligations under clause 6.3, the Purchaser will execute all documents received from the Vendor under clause 6.3 (to the extent required to be executed by the Purchaser and not already executed by it) and, where appropriate, provide one copy of those documents to the Vendor."

3.

This Amendment Agreement, shall form an integral part of the Agreement and shall be effective from the date hereof.

4.

Except for the provisions as expressly stipulated and revised in this Amendment Agreement, all other provisions of the Agreement shall remain unchanged, effective and fully applicable.

5.

All capitalized terms have the meaning given in the Agreement unless otherwise stated.

IN WITNESS WHEREOF, this Amendment Agreement is signed on this 24th day of April, 2008 by the authorized representatives of each Party hereto.

SIGNED for and on behalf of ChevronTexaco China Energy Company by its duly authorised signatory	SIGNED for and on behalf of Pacific Asia Petroleum, Inc. by its duly authorised signatory
Signed /s/ Randy Smith	Signed /s/ Jamie Tseng
Title Manager Finance	Title Executive Vice President

SIGNED for and on behalf of Pacific Asia Petroleum, Ltd. by its duly authorised signatory
Signed /s/ Jamie Tseng
Title Executive Vice President